                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                    STARWOOD FINANCIAL TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                            STARWOOD FINANCIAL TRUST
                          1114 AVENUE OF THE AMERICAS
                                   27TH FLOOR
                            NEW YORK, NEW YORK 10036

                                 April 30, 1999

Dear Shareholder:

    You are cordially invited to attend the Annual Meeting of Shareholders of Starwood Financial Trust, a Maryland real estate investment trust (the "Company"), to be held at The Sheraton New York Hotel & Towers, 811 Seventh Avenue, New York, New York, 10019 on June 1, 1999 at 1:00 p.m. local time (the "Annual Meeting").

    At the Annual Meeting, the holders of the Class A Shares and Class B Shares of beneficial interest of the Company (the "Shareholders") will be asked to elect four (4) Trustees to the Board of Trustees and to consider and vote on a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the year ended December 31, 1999.

    Details of the proposals to be voted on at the Annual Meeting and other important matters are contained in the attached Proxy Statement, which you are encouraged to read carefully.

    YOUR BOARD OF TRUSTEES HAS CONCLUDED THAT THE ELECTION OF THE NOMINEES AS TRUSTEES AND THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS ARE IN THE BEST INTERESTS OF BOTH THE COMPANY AND THE SHAREHOLDERS. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR APPROVAL OF ALL OF THE PROPOSALS.

    All Shareholders are cordially invited to attend the Annual Meeting in person. Any Shareholder attending the Annual Meeting may vote in person even if he or she previously returned a proxy.

                                          Sincerely,

                                                        [LOGO]

                                          Barry S. Sternlicht
                                          Chairman of the Board

                            STARWOOD FINANCIAL TRUST
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Starwood Financial Trust, a Maryland real estate investment trust (the "Company"), will be held at The Sheraton New York Hotel & Towers, 811 Seventh Avenue, New York, New York, 10019 on June 1, 1999 at 1:00 p.m. local time (the "Annual Meeting"), for the following purposes as further described in the accompanying Proxy
Statement:

        1. To elect to the Board of Trustees four (4) members to hold office until the second succeeding annual meeting of shareholders and until their successors have been duly elected and qualified. The nominees to the Board of Trustees are Barry S. Sternlicht, Jay Sugarman, William M. Matthes and Kneeland C. Youngblood.

        2. To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ended December 31, 1999.

        3. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

    The Board of Trustees has fixed April 30, 1999 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof, and only holders of record of Class A Shares and Class B Shares at the close of business on that day will be entitled to vote.

                                          By Order of the Board of Trustees

                                                [LOGO]

                                          Spencer B. Haber
                                          Secretary of the Company
                                          New York, New York
                                          April 30, 1999

--------------------------------------------------------------------------------

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE.

--------------------------------------------------------------------------------

                            STARWOOD FINANCIAL TRUST
                          1114 AVENUE OF THE AMERICAS
                                   27TH FLOOR
                            NEW YORK, NEW YORK 10036

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 1, 1999

    This proxy statement (the "Proxy Statement") is being sent to shareholders (the "Shareholders") of Starwood Financial Trust, a Maryland real estate investment trust (the "Company"), on or about April 30, 1999 in connection with the solicitation by the Board of Trustees of the Company (the "Board of Trustees") of proxies to be voted at the Company's 1999 Annual Meeting of Shareholders (the "Annual Meeting") to be held at The Sheraton New York Hotel & Towers, 811 Seventh Avenue, New York, New York, 10019 on June 1, 1999 at 1:00 p.m. local time, or at any postponement or adjournment thereof.

    This Proxy Statement is accompanied by a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1998.

                              GENERAL INFORMATION

    Only holders of record of the Class A Shares, par value $1.00 per share (the "Class A Shares") and Class B Shares, par value $0.01 per share (the "Class B Shares", and together with the Class A Shares, the "Shares"), at the close of business on April 30, 1999 (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting or at any postponement or adjournment thereof. On the Record Date, the issued and outstanding shares of the Company were 52,470,951 Class A Shares and 26,203,859 Class B Shares. The presence, either in person or by proxy, of the holders of a majority of the outstanding Class A Shares and a majority of the Class B Shares on the Record Date is necessary to constitute a quorum at the Annual Meeting.

    As of April 30, 1999, Starwood Mezzanine Investors, L.P. ("Starwood Mezzanine"), SOFI-IV SMT Holdings, L.L.C ("SOFI IV") and B Holdings, L.L.C. ("BLLC") had the right to vote an aggregate of 51,839,802 Class A Shares and 26,203,859 Class B Shares, representing over 98% of the total voting interest held by Class A Shares and Class B Shares outstanding on such date. Each of Starwood Mezzanine, SOFI IV and BLLC has indicated that it intends to vote all of the Class A Shares and Class B Shares held by it for approval of each of the proposals discussed herein.

    Class A Shares and Class B Shares represented by a proxy in the accompanying form, if such proxy is properly executed and is received by the Company prior to voting at the Annual Meeting, will be voted in the manner specified on the proxy. If no such specification is made, the Class A Shares and Class B Shares will be voted FOR the proposals as described herein and as recommended by the Board of Trustees with regard to all other matters in its discretion. Any Shareholder of the Company who casts a vote by proxy may revoke it at any time before it is voted by giving written notice to the Secretary of the Company expressly revoking the proxy, by signing and forwarding to the Company a later dated proxy, or by attending the Annual Meeting and personally voting the Class A Shares or Class B Shares owned of record by such Shareholder.

    In voting upon any matter which may come before the Annual Meeting, each Shareholder is entitled to one vote for each Class A Share or Class B Share registered in the Shareholder's name on the Record Date.

    Those Shareholders who received a proxy card marked with a blue stripe currently possess share certificates ("Old Certificates") of the Company's predecessor in interest, Starwood Financial Trust, a California business trust formerly known as Angeles Participating Mortgage Trust ("SFT-CA"). The Old Certificates represent Class A Shares of the Company that have not been exchanged. In June 1998,

SFT-CA merged into the Company and the Company exchanged its Shares for those of SFT-CA at an exchange ratio of six Class A Shares of SFT-CA for each Class A Share of the Company and six Class B Shares of SFT-CA for each Class B Share of the Company. Each Shareholder who possesses Old Certificates is entitled to vote the number of Class A Shares registered in the Shareholder's name on the Record Date, which number is one sixth of the shares represented by the Old Certificates.

    If you are in possession of Old Certificates, please contact the transfer agent, ChaseMellon Shareholder Services, L.L.C. at 1-800-777-3674 for information regarding how to exchange your Old Certificates for certificates representing Class A Shares of the Company.

    All Shareholders of both Class A Shares and Class B Shares shall vote together as a single class, with a majority vote of the outstanding Class A Shares and Class B Shares required for approval and ratification of each matter.

    Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting, who will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the Shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

    The Company will pay the cost of soliciting proxies from its Shareholders. In addition to solicitation by mail, certain Trustees, officers and regular employees of the Company may solicit the return of proxies by telephone, facsimile, personal interview or otherwise without additional remuneration. The Company will also reimburse brokerage firms and other persons representing the beneficial owners of Class A Shares for their reasonable expenses in forwarding proxy solicitation material to such beneficial owners in accordance with the proxy solicitation rules and regulations of the Securities and Exchange Commission and the American Stock Exchange ("AMEX"), on which the Class A Shares are traded under the symbol "APT."

                                  PROPOSAL 1:
                              ELECTION OF TRUSTEES

    Four Class II Trustees are to be elected at the Annual Meeting to hold office until the 2001 Annual Meeting of Shareholders of the Company and until their successors are duly elected and qualified. The nominees are Barry S. Sternlicht, Jay Sugarman, William M. Matthes and Kneeland C. Youngblood.

TRUSTEES AND NOMINEES

    The persons named as proxy holders in the accompanying proxy card have advised the Company that they will vote the Shares represented by the proxies they hold in favor of the election of the four nominees named below as Trustees, unless and except to the extent that authority to vote for one or more nominees is withheld in the proxies. In no case will proxies be voted for a greater number of persons than the number of nominees for election to the Board. All of the nominees for Trustee are presently Trustees who have been nominated for re-election. Their current terms of office will expire on the date of the Annual Meeting and when their successors are duly elected and qualified. If a nominee becomes unavailable to serve as a Trustee for any reason, the Shares represented by any proxy will be voted for the person, if any, who may be designated by the Board of Trustees to replace such nominee. However, the Board of Trustees has no reason to believe that any nominee will be unavailable to serve as a Trustee if elected.

    Each of BLLC, the sole holder of Class B Shares, and Starwood Mezzanine and SOFI IV, who as of April 30, 1999 owned an aggregate of 51,839,802 Class A Shares and 26,203,859 Class B Shares, or over 98% of the outstanding voting shares, have indicated that they will vote all Shares held by each for the election of Messrs. Sternlicht, Sugarman, Matthes and Youngblood at the Annual Meeting. Pursuant to a Shareholders Agreement (the "Shareholders Agreement") among the Company, BLLC, SAHI Partners, Starwood Mezzanine and SOFI IV during any period in which: (i) the Class B Shares remain controlled by Starwood Capital Group, L.L.C. ("Starwood Capital") or by an entity under common control with Starwood Capital; and (ii) the advisory agreement (the "Advisory Agreement") between the Company and Starwood Financial Advisors, L.L.C. (the "Advisor") has not been terminated by the Advisor or terminated for cause by the Company, the Company is required to use its best efforts to cause five nominees designated by Starwood Capital or by the parties who control Starwood Capital to be elected to the Board of Trustees and to cause such persons to be included as the management slate of nominees to the Board of Trustees. Further, during such period the Company has agreed to use its best efforts to cause such nominees or Trustees to be replaced from time to time, with or without cause, with new persons designated by Starwood Capital or the parties who control Starwood Capital at the request of Starwood Capital or persons who control Starwood Capital. Mr. Sternlicht and Mr. Sugarman have been designated by Starwood Capital as nominees. Finally, each of Messrs. Sugarman, Dishner, Eilian and Kleeman has agreed in writing to resign as a Trustee at the request of Starwood Capital or persons who control Starwood Capital. No other arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a Trustee or nominee. None of the nominees has any family relationship between them nor with any Trustee or executive officer of the Company. However, Messrs. Dishner, Eilian, Kleeman and Sugarman are employed by an entity controlled by Mr. Sternlicht.

    The following table sets forth the name, age and the position(s) with the Company (if any) currently held by each person nominated as a Trustee:

NAME                                      AGE      TITLE
------------------------------------  -----------  -------------------------------------------------
Barry S. Sternlicht.................          38   Chairman
Jay Sugarman........................          36   Chief Executive Officer, President and Trustee
William M. Matthes(2)...............          39   Trustee
Kneeland C. Youngblood(1)(2)........          43   Trustee

------------------------

(1) Member of Audit Committee.

(2) Member of Compensation Committee.

    BARRY S. STERNLICHT became a Trustee of the Company in March 1994 and was elected Chairman in September 1996. Mr. Sternlicht was Chief Executive Officer of the Company from September 1996 to November 1997. Mr. Sternlicht was Chairman of the Audit and Compensation Committee of the Company from March 1994 until December 1995. He is founder and General Manager of Starwood Capital and co-founder of its predecessor entities and has been the President and Chief Executive Officer of Starwood Capital Group, L.P. since its formation in 1991. In addition, Mr. Sternlicht is currently the Chairman of the Board of Trustees of Starwood Hotels & Resorts, Chairman of the Board of Directors and Chief Executive Officer of Starwood Hotels & Resorts Worldwide, Inc., and is a director of U.S. Franchise Systems. Mr. Sternlicht is a member of the Urban Land Institute, the National Multi-Family Housing Council, the Board of Directors of the Council for Christian and Jewish Understanding, the Young Presidents Organization and the Board of Directors of Junior Achievement for Fairfield County, Connecticut.

    JAY SUGARMAN became Chief Executive Officer of the Company in November 1997 and President and Trustee of the Company in September 1996. From January 1994 to March 1998, Mr. Sugarman was Senior

Managing Director of Starwood Capital and President of Starwood Mezzanine. From 1990 through 1993, Mr. Sugarman managed a diversified, privately owned investment fund, which was a founding investor in Starwood Capital Group, L.P. Earlier in his career, Mr. Sugarman worked at First Boston Corporation and Goldman, Sachs & Co. Mr. Sugarman is a director of Commercial Guaranty Assurance, a financial insurance company and WCI Communities, Inc., a residential developer in South Florida.

    WILLIAM M. MATTHES was elected a Trustee in March 1998. Since April 1996, Mr. Matthes has been a Managing Partner of Behrman Capital, a New York and San Francisco based private equity investment fund with in excess of $600 million of equity capital under management. From July 1991 to April 1996, Mr. Matthes was employed as Senior Vice President and Chief Operating Officer of Holsted Marketing, Inc. Mr. Matthes was a general partner of Brentwood Associates from 1991 to July 1994 and previously was employed as an analyst at Morgan Stanley & Co., Inc. Mr. Matthes is a director of Condor Systems, Inc., TMNG, Inc., Intertech Management Group, Holsted Marketing, Inc. and Holsted, Inc.

    KNEELAND C. YOUNGBLOOD was elected as a Trustee in March 1998. Mr. Youngblood is co-founder and Managing Partner of Pharos Capital Group, L.L.C., a private equity firm. Mr. Youngblood was a director of the United States Enrichment Corporation, an independently run government-owned nuclear fuel corporation privatized in 1998. He is also a fiduciary trustee for the Teacher Retirement System of Texas ("TRS"), in which capacity he has responsibility for hiring investment advisors, determining asset allocations and formulating investment/benefit policies. As Chairman of the TRS Real Estate Committee, he has directed a major restructuring of the TRS's portfolio, which has assets of $1.4 billion, and is responsible for considering and approving significant transactions within the portfolio. Mr. Youngblood is a trustee of the American Advantage Funds, a $6 billion mutual fund managed by AMR Investments, a division of American Airlines. He is a member of the Council on Foreign Relations.

    The following table sets forth the name, age and the position(s) with the Company (if any) currently held by each Trustee with a term expiring at the 2000 Annual Meeting of Shareholders of the Company:

NAME                                            AGE     TITLE
-------------------------------------------  ---------  -------------------------------------------
Jeffrey G. Dishner(1)......................     34      Trustee
Jonathan D. Eilian.........................     31      Trustee
Robin Josephs(1)(2)........................     39      Trustee
Merrick R. Kleeman.........................     35      Trustee

------------------------

(1) Member of Audit Committee.

(2) Member of Compensation Committee.

    JEFFREY G. DISHNER was elected a Trustee of the Company in March 1998. Mr. Dishner is a Managing Director of Starwood Capital. Prior to joining Starwood Capital in 1994, Mr. Dishner was employed by the commercial mortgage finance group of J.P. Morgan & Co. Mr. Dishner obtained his M.B.A. during 1991 and 1992 and was employed by JMB Realty Corporation from 1987 through 1991.

    JONATHAN D. EILIAN was elected a Trustee of the Company in March 1997. Mr. Eilian has been a Senior Managing Director or executive officer of Starwood Capital (and its predecessor entities) since its formation in September 1991. Prior to being a founding member of Starwood Capital, Mr. Eilian served as an Associate for JMB Realty Corporation, a real estate investment firm, and for The Palmer Group, L.P., a private investment firm specializing in corporate acquisitions.

    ROBIN JOSEPHS was elected a Trustee of the Company in March 1998. Ms. Josephs manages private real estate investments. Ms. Josephs served as a Vice President at Goldman Sachs from 1986 to 1996 in various capacities. Prior to working at Goldman Sachs, Ms. Josephs was a consultant for Booz Allen & Hamilton in New York from 1982 to 1984.

    MERRICK R. KLEEMAN was elected a Trustee of the Company in March 1998. Mr. Kleeman is a Senior Managing Director of Starwood Capital. Prior to joining Starwood Capital in August 1992, Mr. Kleeman was employed by the investment banking division of Merrill Lynch and by Coastal Management and Consultant, Inc., a real estate investment company.

INFORMATION REGARDING THE BOARD OF TRUSTEES AND ITS COMMITTEES

    The Board of Trustees has delegated certain powers to an Audit Committee and a Compensation Committee. The Audit Committee makes recommendations to the Board of Trustees concerning the selection of the Company's independent auditors, oversees the financial reporting process, develops and approves plans for the annual duties of the Trustees, reviews fees charged by the independent auditors, reviews the scope and results of the auditors' reports and reviews and monitors the implementation of suggestions made by the independent auditors. The Audit Committee is kept apprised by management of the Company's internal control procedures. Additionally, the Audit Committee reviews and monitors non-audit services provided by the independent auditors. The Compensation Committee oversees, reviews and approves the compensation of the Trustees and officers of the Company. The Compensation Committee also administers the Company's incentive plans. Ms. Josephs and Messrs. Dishner and Youngblood currently serve on the Audit Committee with Mr. Youngblood serving as Chairman. Ms. Josephs and Messrs. Matthes and Youngblood currently serve on the Compensation Committee with Ms. Josephs serving as Chairman.

BOARD OF TRUSTEES AND COMMITTEE MEETINGS.

    During the fiscal year ending December 31, 1998, the Board of Trustees held nine meetings. Each of the Trustees attended at least 75% of all meetings of the Board. During 1998, there were two meetings of the Audit Committee at which all of the members participated and one meeting of the Compensation Committee, at which all of the members participated.

RECOMMENDATION REGARDING THE BOARD ELECTION PROPOSAL

    The Board of Trustees recommends that you vote FOR the four named nominees to be elected as the Trustees of the Company.

                                  PROPOSAL 2:
          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Trustees has selected PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 1999, subject to ratification by the Shareholders. The Company expects a member of PricewaterhouseCoopers LLP to attend the Annual Meeting to make a statement, if he or she desires, and to respond to appropriate questions.

    Deloitte & Touche LLP served as the Company's independent auditors for the fiscal year ended December 31, 1996. Deloitte & Touche LLP was not selected by the Board of Trustees to continue to serve as independent auditors to the Company for the fiscal year ending December 31, 1997 and was dismissed on December 19, 1997. There were no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures during the last fiscal year.

    Deloitte & Touche LLP has not reported on the Company's financial statements in the last two fiscal years. The decision to change accountants was recommended and approved by the Audit and Compensation Committee.

    During fiscal 1997 there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

RECOMMENDATION REGARDING RATIFICATION OF THE APPOINTMENT OF
  PRICEWATERHOUSECOOPERS LLP

    The Board of Trustees recommends that you vote FOR ratification of this appointment.

SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

    Shareholder proposals intended to be presented at the 2000 Annual Meeting must be sent in writing, by certified mail, return receipt requested, to the Company at its principal office, addressed to the Secretary of the Company, and must be received by the Company no later than January 1, 2000, for inclusion in the 2000 proxy materials.

                               OTHER INFORMATION

EXECUTIVE OFFICERS

    The following information relates to the executive officer of the Company who is not a Trustee and is not nominated as a Trustee. The officers of the Company serve at the pleasure of the Board of Trustees and are customarily appointed as officers at the annual meeting of the Board of Trustees held following each Annual Meeting of Shareholders.

    SPENCER B. HABER became Chief Financial Officer and Secretary of the Company in June 1998. Prior to joining the Company, Mr. Haber was Senior Vice President of Lehman Brothers in Global Real Estate from 1993 to 1998, where he was most recently responsible for the firm's real estate mergers and acquisitions business. Prior to joining Lehman Brothers, Mr. Haber was a member of the real estate investment banking group at Salomon Brothers and associated with MIG Capital Management, a domestic real estate pension fund advisor, and Charterhouse, Inc., a British merchant bank. Mr. Haber is a member of the Urban Land Institute, National Association of Real Estate Investment Trusts and American Senior Housing Association. Mr. Haber is 30 years old.

EXECUTIVE OFFICERS' COMPENSATION

    For the year ended December 31, 1998, neither Mr. Sugarman nor any other executive officer of the Company received any compensation from the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee's compensation policy is to set salaries at levels the Compensation Committee believes will attract, retain and motivate highly competent individuals. Additionally, the Compensation Committee generally seeks to create a commonality of interest between the executives and the Shareholders by linking the executive's total compensation to the performance of the Company. The Compensation Committee met once during 1998. Mr. Sugarman was not compensated as Chief Executive Officer in 1998. Mr. Sugarman is not expected to receive any compensation from the Company in 1999.

    The Compensation Committee currently intends for all compensation paid to the Company's executive officers to be tax deductible to the Company pursuant to
Section 162(m) of the Code ("Section 162(m)"). Section 162(m) provides that compensation paid to executive officers in excess of $1,000,000 cannot be deducted by the Company for federal income tax purposes unless, in general, such compensation is performance-based, is established by an independent committee of Trustees, is objective and the plan or agreement providing for such performance-based compensation has been approved in advance by the Shareholders. In the future, however, if, in the judgment of the Compensation Committee, the benefits to the Company of a compensation program that does not satisfy the arbitrary and inflexible conditions of Section 162(m) outweigh the costs to the Company of failure to satisfy these conditions, the Compensation Committee may adopt such a program.

           Robin Josephs (Chairman)
           William M. Matthes
           Kneeland C. Youngblood

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee oversees, reviews and approves the compensation of the Trustees and officers of the Company. Currently, Ms. Josephs and Messrs. Matthes and Youngblood serve on the Compensation Committee, with Ms. Josephs serving as Chairman.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Trustees, executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Shares and other equity securities of the Company. Trustees, officers and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 1998, all Section 16(a) filing requirements applicable to its Trustees, officers and greater than 10% beneficial owners were complied with except (i) each of BLLC and Starwood Opportunity Fund II, L.P., each part of a group that beneficially owns 10% of the Shares of the Company, failed to file a Form 3 and a Form 4, each reporting one transaction, on a timely basis; (ii) Starwood Capital failed to file one Form 4, reporting two transactions, on a timely basis; (iii) each of SOFI IV, Starwood Opportunity Fund IV, L.P. and SOFI IV Management, L.L.C. failed to file a Form 3 and a Form 4, each reporting one transaction, on a timely basis; and (iv) Robin Josephs, a Trustee of the Company, failed to file a Form 5, reporting one transaction, on a timely basis.

TRUSTEES' COMPENSATION

    Each Trustee who is not also an officer or employee of the Company or of Starwood Capital, currently receives a fee of $20,000 per year, which is paid quarterly. Each such unaffiliated Trustee also receives an additional fee of $1,000 for each meeting of the Board of Trustees which he or she attends in person, $750 for each meeting of the Board of Trustees which he or she attends telephonically, and $500 for each committee meeting which he or she attends, either personally or telephonically. Trustees are also reimbursed for any expenses incurred in attending such meetings or incurred as a result of other work performed for the Company. The Trustees who are officers or employees of the Company or Starwood Capital do not receive any compensation from the Company.

    The Company and each of its Trustees and executive officers have entered into indemnification agreements. The indemnification agreements provide that the Company will indemnify the Trustees and the executive officers to the fullest extent permitted by the law against certain liabilities (including settlements) and expenses actually and reasonably incurred by them in connection with any threatened or pending legal action, proceeding or investigation to which any of them is, or is threatened to be, made a party by reason of their status as a Trustee, officer or agent of the Company, or serving at the request of the Company in any other capacity for or on behalf of the Company; provided that such Trustee or executive officer acted in a manner determined in good faith to be within the scope of his authority and to be in the best interest of the Company and so long as the Trustee or executive officer was not guilty of gross negligence, misconduct or a breach of his fiduciary obligations in the act or failure to act. The Company will not indemnify the Trustees and executive officers to the extent prohibited by the Company's

Amended and Restated Declaration of Trust (the "Declaration of Trust") or Title 8 of the Maryland Corporations Code ("Title 8"). If an amendment to the Declaration of Trust or Title 8 with respect to removal of limitations on indemnification is approved, the indemnification agreements will be amended accordingly. The Company is not required to indemnify any Trustee or executive officer for liabilities: (i) for which he receives payment under an insurance policy, except for the excess beyond payment under such insurance, or which could have been claimed under an expired insurance policy; (ii) based upon or attributable to his gaining in fact any personal profit or advantage to which he was not legally entitled; (iii) resulting from an accounting of profits under
Section 16(b) of the Exchange Act; or (iv) brought about or contributed to by his dishonesty, willful misconduct or bad faith unless a judgment or other final adjudication adverse to the Trustee or executive officer establishes that he was not guilty of the claimed conduct and that the conduct was not material to the course of action so adjudicated. In addition, the Company has obtained Trustee and officer insurance for the Trustees and executive officers of the Company.

PERFORMANCE GRAPH

    The following graph compares the total cumulative shareholder return on the Class A Shares from December 31, 1993 to December 31, 1998 to that of: (i) Standard & Poor's 500 Index (the "S&P 500"); (ii) the Russell 1000 Financial Services Index (the "Russell Index"), a capitalization-weighted index of 1,000 companies that provide financial services; and (iii) the NAREIT Mortgage REIT Total Return Index (the "NAREIT Index"), an index that includes 20 companies.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  TOTAL RETURN INDEX (DEC. 31, 1993
                =100)

                                       Russell 1000    S&P 500     The Company     NAREIT
Dec-1993                                     100.00     100.00          100.00     100.00
Jan-1994                                     104.53     104.41          103.35     118.80
Feb-1994                                      99.93     100.68          100.56     106.30
Mar-1994                                      96.60      92.86           96.19     118.80
Apr-1994                                      99.60      93.07           97.44     106.30
May-1994                                     104.44      91.97           99.02     131.30
Jun-1994                                     101.39      89.26           96.58     131.30
Jul-1994                                     103.61      91.27           99.77     143.80
Aug-1994                                     107.31      93.57          103.84      93.80
Sep-1994                                     100.34      88.80          101.33     100.00
Oct-1994                                     100.97      84.03          103.65      62.50
Nov-1994                                      95.00      79.12           99.85      68.80
Dec-1994                                      96.04      75.70          101.31      56.30
Jan-1995                                     101.74      81.09          103.94      56.30
Feb-1995                                     107.93      91.27          107.97      46.90
Mar-1995                                     108.95      91.72          111.17      65.60
Apr-1995                                     112.26      93.73          114.41      65.60
May-1995                                     119.73     100.18          118.92      62.50
Jun-1995                                     121.73     102.09          121.72      62.50
Jul-1995                                     126.10     103.10          125.77      56.30
Aug-1995                                     132.55     111.10          126.11      56.30
Sep-1995                                     139.71     112.84          131.40      56.30
Oct-1995                                     136.61     115.24          130.94      50.00
Nov-1995                                     146.20     117.96          136.70      56.30
Dec-1995                                     147.28     123.70          139.23      50.00
Jan-1996                                     153.94     130.61          143.97      59.40
Feb-1996                                     156.59     125.38          145.30      56.30
Mar-1996                                     158.50     131.69          146.70      56.30
Apr-1996                                     156.51     129.48          148.86      62.50
May-1996                                     159.88     137.93          152.70      87.50
Jun-1996                                     161.27     143.26          153.28     100.00
Jul-1996                                     158.37     146.13          146.51     100.00
Aug-1996                                     164.48     153.90          149.60     103.10
Sep-1996                                     174.84     158.59          158.02     187.50
Oct-1996                                     186.10     168.94          162.38     168.80
Nov-1996                                     202.76     176.14          174.65     162.50
Dec-1996                                     197.47     186.62          171.19     175.00
Jan-1997                                     211.45     194.95          181.89     362.49
Feb-1997                                     219.93     200.63          183.31     312.49
Mar-1997                                     204.29     181.57          175.78     287.49
Apr-1997                                     218.61     189.74          186.28     312.50
May-1997                                     230.09     202.43          197.62     287.50
Jun-1997                                     243.02     209.81          206.47     281.29
Jul-1997                                     270.87     216.11          222.90     237.49
Aug-1997                                     254.07     213.94          210.42     287.49
Sep-1997                                     274.27     212.57          221.94     443.79
Oct-1997                                     268.95     205.76          214.53     437.49
Nov-1997                                     279.85     202.10          224.46     449.99
Dec-1997                                     296.50     193.76          228.32     612.48
Jan-1998                                     287.57     202.28          230.84     531.28
Feb-1998                                     312.85     197.95          247.49     487.49
Mar-1998                                     330.46     199.34          260.16     462.49
Apr-1998                                     335.55     195.96          262.80     468.79
May-1998                                     327.13     190.37          258.28     449.99
Jun-1998                                     339.33     192.32          268.77     816.64
Jul-1998                                     338.31     187.20          265.91     926.64
Aug-1998                                     262.60     148.54          227.46     605.93
Sep-1998                                     270.58     167.33          242.03     939.25
Oct-1998                                     299.43     143.32          261.71   1,190.78
Nov-1998                                     317.90     158.11          277.57   1,345.82
Dec-1998                                     326.17     137.15          293.57   1,006.27

    In previous Proxy Statements, the Company compared its cumulative return to the S&P 500 and the NAREIT Index. The Company has selected the Russell Index to replace the NAREIT Index because management believes that it represents a group of companies which is more comparable to the Company in terms of business strategy and size.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

    The following table sets forth information as of April 30, 1998 with respect to any Class A Shares and Class B Shares owned by the Trustees and executive officers of the Company, and any individual or group of Shareholders known to be the beneficial owner of more than five percent (5%) of the issued and outstanding Class A Shares or Class B Shares. There are no other Trustees, nominees for Trustee or executive officers of the Company who beneficially own either Class A Shares or Class B Shares.

                                                                              AMOUNT AND NATURE
                                                      NAME OF BENEFICIAL        OF BENEFICIAL
TITLE OF CLASS                                               OWNER               OWNERSHIP(1)     PERCENT OF CLASS
-------------------------------------------------  -------------------------  ------------------  -----------------
Class A Shares...................................  Starwood Mezzanine              10,759,890              20.5%
                                                   Investors, L.P.(2)
Class A Shares...................................  Starwood Mezzanine              10,759,890(3)           20.5%
                                                   Holdings, L.P.(2)
Class A Shares...................................  Starwood Capital                10,759,890(4)           20.5%
                                                   Group I, L.P.(2)
Class A Shares...................................  BSS Capital                     10,759,890(5)           20.5%
                                                   Partners, L.P.(2)
Class A Shares...................................  Sternlicht Holdings II,         10,759,890(6)           20.5%
                                                   Inc.(2)
Class A Shares...................................  SOFI-IV SMT Holdings,           41,079,912              78.3%
                                                   L.L.C.(2)
Class A Shares...................................  Starwood Opportunity Fund       41,079,912(7)           78.3%
                                                   IV,
                                                   L.P.(2)
Class A Shares...................................  SOFI IV Management,             41,079,912(8)           78.3%
                                                   L.L.C.(2)
Class A Shares...................................  Starwood Capital Group,         41,079,912(9)           78.3%
                                                   L.L.C.(2)
Class A Shares...................................  Barry S. Sternlicht(10)         51,841,922(11)          98.8%
Class A Shares...................................  Robin Josephs(12)                    3,632(13)            --
Class A Shares...................................  William Matthes(14)                  3,332(15)            --
Class A Shares...................................  Kneeland C.                          3,332(15)            --
                                                   Youngblood(16)
Class A Shares...................................  Jeffrey G. Dishner(2)                   11                --
Class A Shares...................................  Merrick R. Kleeman(2)                   56                --
Class A Shares...................................  Jonathan Eilian(2)                     218                --
Class A Shares...................................  Jay Sugarman(17)                     1,373                --
Class A Shares...................................  Spencer B. Haber(17)                72,222                --
Class B Shares...................................  B Holdings, L.L.C.(2)           26,203,859             100.0%
Class B Shares...................................  Starwood Capital Group,         26,203,859(18)
                                                   L.L.C.(2)
Class B Shares...................................  Starwood Opportunity Fund       26,203,859(19)         100.0%
                                                   II, L.P..................
Class B Shares...................................  Barry S. Sternlicht             26,203,859(20)         100.0%

                                                                              AMOUNT AND NATURE
                                                      NAME OF BENEFICIAL        OF BENEFICIAL
TITLE OF CLASS                                               OWNER               OWNERSHIP(1)     PERCENT OF CLASS
-------------------------------------------------  -------------------------  ------------------  -----------------
Class A Shares...................................  All Executive Officers,         51,926,098(21)          99.0%
                                                   Trustees and nominees
                                                   for Trustee as a group
                                                   (nine persons)
Class B Shares...................................  All Executive Officers,         26,203,859(22)         100.0%
                                                   Trustees and nominees
                                                   for Trustee as a group
                                                   (nine persons)

------------------------

(1) Except as otherwise indicated and subject to applicable community property laws and similar statutes, the person listed as beneficial owner of shares has sole voting power and dispositive power with respect to the shares.

(2) Three Pickwick Plaza, Suite 250, Greenwich, CT 06830.

(3) Starwood Mezzanine Holdings, L.P. ("Starwood Holdings") is a general partner of Starwood Mezzanine, and as such shares voting and dispositive power of the Class A Shares owned by Starwood Mezzanine. Starwood Holdings disclaims beneficial ownership of such Shares except to the extent of its applicable pecuniary interest therein.

(4) Starwood Capital Group I, L.P. ("Starwood Capital LP") is: (i) a general partner of Starwood Mezzanine; and (ii) the general partner of Starwood Holdings, which is the other general partner of Starwood Mezzanine, and as such shares voting and dispositive power of the Class A Shares owned by Starwood Mezzanine. Starwood Capital LP disclaims beneficial ownership of such Shares except to the extent of its pecuniary interest therein.

(5) BSS Capital Partners, L.P. ("BSS") is the general partner of Starwood Capital LP, which is: (i) a general partner of Starwood Mezzanine; and (ii) the general partner of Starwood Holdings, which is the other general partner of Starwood Mezzanine; as such BSS shares voting and dispositive power of the Class A Shares owned by Starwood Mezzanine. BSS disclaims beneficial ownership of such Shares except to the extent of its pecuniary interest therein.

(6) Sternlicht Holdings II, Inc. ("SHII") is the general partner of BSS, which is the general partner of Starwood Capital LP, which is: (i) a general partner of Starwood Mezzanine; and (ii) the general partner of Starwood Holdings, which is the other general partner of Starwood Mezzanine; as such SHII shares voting and dispositive power of the Class A Shares owned by Starwood Mezzanine. SHII disclaims beneficial ownership of such Shares except to the extent of its pecuniary interest therein.

(7) Starwood Opportunity Fund IV, L.P. ("SOFI LP") is the sole member and manager of SOFI IV and as such shares voting and dispositive power of the Class A Shares owned by SOFI IV. SOFI LP disclaims beneficial ownership of such Shares except to the extent of its pecuniary interest therein.

(8) SOFI IV Management, L.L.C. is the general partner of SOFI LP, which is the sole member and manager of SOFI IV, and as such shares voting and dispositive power of the Class A Shares owned by SOFI IV. SOFI IV Management, L.L.C. disclaims beneficial ownership of such Shares except to the extent of its pecuniary interest therein.

(9) Starwood Capital Group, L.L.C. ("Starwood Capital") is the general manager of SOFI IV Management, L.L.C., which is the general partner of SOFI LP, which is the sole member and general manager of SOFI IV; as such Starwood Capital shares voting and dispositive power of the 41,079,912 Class A Shares owned by SOFI IV. Starwood Capital disclaims beneficial ownership of such Shares except to the extent of its pecuniary interest therein.

(10) 777 Westchester Avenue, White Plains, NY 10604.

(11) Represents 10,759,890 Class A Shares beneficially owned by SHII, of which Mr. Sternlicht is a 100% owner, 41,079,912 Class A Shares beneficially owned by Starwood Capital, of which Mr. Sternlicht is the general manager and 2,120 Class A Shares owned directly by Mr. Sternlicht. Mr. Sternlicht shares voting and dispositive power of all of the Class A Shares beneficially owned by SHII and Starwood Capital. Mr. Sternlicht disclaims beneficial ownership of such Shares except to the extent of his pecuniary interest therein.

(12) 1420 North Lake Shore Drive, Chicago, IL 60610.

(13) Includes 3,332 Class A Shares issuable upon the exercise of outstanding options and 300 Class A Shares owned by Ms. Josephs's spouse.

(14) 4 Embarcadero Center, Suite 3640, San Francisco, CA 94111.

(15) Includes 3,332 Class A Shares issuable upon the exercise of outstanding options.

(16) 2305 Cedar Springs Road, Suite 401, Dallas, TX 75201.

(17) 1114 Avenue of the Americas, 27th Floor, New York, NY 10036.

(18) Starwood Capital is the member of BLLC, and as such, shares voting and dispositive power of the Class B Shares owned by BLLC. Starwood Capital disclaims beneficial ownership of such Shares except to the extent of its pecuniary interest therein.

(19) Starwood Opportunity Fund II, L.P. ("SOFI II") is a member of BLLC, and as such, shares voting and dispositive power of the Class B Shares owned by BLLC. SOFI II disclaims beneficial ownership of such Shares except to the extent of its pecuniary interest therein.

(20) Mr. Sternlicht is the general manager of Starwood Capital, which is a member of BLLC, and as such, shares voting and dispositive power of the Class B Shares owned by BLLC. Mr. Sternlicht disclaims beneficial ownership of such Shares except to the extent of his pecuniary interest therein.

(21) Represents 51,841,922 Class A Shares beneficially owned by Barry S. Sternlicht, 3,632 Class A Shares beneficially owned by Robin Josephs, 3,332 Class A Shares beneficially owned by William Matthes, 3,332 Class A Shares beneficially owned by Kneeland Youngblood, 11 Class A Shares beneficially owned by Jeffrey Dishner, 218 Class A Shares beneficially owned by Jonathan Eilian, 56 Class A Shares beneficially owned by Merrick Kleeman, 1,373 Class A Shares beneficially owned by Jay Sugarman and 72,222 Class A Shares beneficially owned by Spencer Haber.

(22) Represents 26,203,859 Class B Shares beneficially owned by Barry S. Sternlicht.

OTHER MATTERS

    The management of the Company does not intend to bring any other matters before the Annual Meeting and knows of no other matters that are likely to come before the meeting. In the event any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the Shares represented by such proxy in accordance with their best judgment on such matters.

    The Company urges you to submit your vote on the accompanying proxy card by completing, signing, dating and returning it in the accompanying postage-paid return envelope at your earliest convenience, whether or not you presently plan to attend the meeting in person.

                                          By Order of the Board of Trustees

                                                [LOGO]

                                          Spencer B. Haber
                                          Secretary of the Company
                                          New York, New York
                                          April 30, 1999

                                      PROXY
                      THIS PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF TRUSTEES OF
                            STARWOOD FINANCIAL TRUST
                     1114 AVENUE OF THE AMERICAS, 27TH FLOOR
                            NEW YORK, NEW YORK 10036


PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 1, 1999. TO VOTE AT THE ANNUAL MEETING IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES OF STARWOOD FINANCIAL TRUST, SIGN AND DATE THE REVERSE SIDE OF THIS CARD WITHOUT CHECKING ANY BOX.

The undersigned holder of Class A Shares or Class B Shares of Starwood Financial Trust, a Maryland real estate investment trust (the "Company"), hereby appoints Spencer B. Haber and Jay Sugarman, or either of them, with full power of substitution in each, to attend and to cast all votes which the undersigned shareholder is entitled to cast at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on June 1, 1999, at 1:00 p.m. local time, at The Sheraton New York Hotel & Towers, 811 Seventh Avenue, New York, New York, 10019 and at any adjournments or postponements thereof, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting, upon the following matters. The undersigned shareholder hereby revokes any proxy or proxies heretofore given with respect to such meeting. Capitalized terms not otherwise defined have the meanings given in the Proxy Statement to which this proxy relates.

1.       The election of four members to the Board of Trustees.

         \_\ FOR all nominees listed below (except as marked to the contrary below)

         \_\      WITHHOLD AUTHORITY to vote for all nominees listed below

                  William M. Matthes                  Jay Sugarman
                  Barry S. Sternlicht                 Kneeland C. Youngblood

TO WITHHOLD AUTHORITY FOR ANY NOMINEE, STRIKE A LINE THROUGH SUCH NOMINEE'S NAME. If a nominee becomes unavailable for election or unable to serve as a Trustee, the votes will be cast for a person that will be designated by the Board of Trustees of the Company.

2. Ratification of the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company for the fiscal year ending December 31, 1999.

         \__\ For               \_\ Against               \__\ Abstain

                  In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting, or any adjournments thereof and which the Company did not know, a reasonable time before the Annual Meeting, would be presented at the Annual Meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND IN ACCORDANCE WITH THE UNANIMOUS DETERMINATION OF THE BOARD OF TRUSTEES AS TO OTHER MATTERS. The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person. The undersigned shareholder hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.


                                   DATED:

                                   --------------------------------------------

                                   --------------------------------------------
                                   Signature

                                   --------------------------------------------
                                   Signature (if held jointly)

                                   Please date and sign exactly as the name appears hereon. When signing as executor, administrator, trustee, guardian, attorney-in-fact or other fiduciary, please give title as such. When signing as corporation, please sign in full corporate name by President or other authorized officer. If you sign for a partnership, please sign in partnership name by an authorized person.